                                                                   EXHIBIT 10.3





                       MINIMUM PREMIUM FINANCIAL AGREEMENT

                                 BY AND BETWEEN

                           ADMINISTAFF OF TEXAS, INC.

                                       AND

                       UNITED HEALTHCARE INSURANCE COMPANY
                              HARTFORD, CONNECTICUT



*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

                       MINIMUM PREMIUM FINANCIAL AGREEMENT
                                TABLE OF CONTENTS


Section 1:        Definitions
Section 2:        Insurance
Section 3:        Premium
Section 4:        Term and Termination of the Agreement
Section 5:        Changes in Maximum Monthly Employer Benefit Obligation and Premium
Section 6:        Representations of the Parties
Section 7:        Guaranty of Administaff Inc.
Section 8:        Notices
Section 9:        Choice of Law
Section 10:       Entire Agreement, Amendment and Waiver

Exhibit A         Reviews and Establishment of Monthly Payable Rates
                  and Premiums
Exhibit B         Non-MP Policies
Exhibit C         Minimum Premium Financial Agreement Banking Arrangement

                       MINIMUM PREMIUM FINANCIAL AGREEMENT
                                 BY AND BETWEEN

                           ADMINISTAFF OF TEXAS, INC.

                                       AND

                       UNITED HEALTHCARE INSURANCE COMPANY
                              HARTFORD, CONNECTICUT

WHEREAS, the Employer is a "professional employer organization" that establishes employment relationships with the employees of its clients; and

WHEREAS, the Employer has established an employee welfare plan (the "Plan") for certain employees, former employees and their dependents of the Employer; and

WHEREAS, the Company has issued several group health insurance policies with respect to the Plan;

NOW THEREFORE, in consideration of the mutual promises contained in the Agreement, the Employer and the Company agree as follows:

1.   DEFINITIONS

     (a) "Agreement" means this Minimum Premium Financial Agreement, including any attached Exhibits, as amended from time to time.

     (b) "Arrangement Month" means each calendar month during the period that both a Policy and the Agreement are effective.

     (c) "Arrangement Quarter" means each calendar quarter during the period that both a Policy and the Agreement are effective.

     (d) "Check" means the instrument of payment issued by the Company for the payment of Health Benefits pursuant to the Agreement, whether such instrument is a draft, a check, an electronic funds transfer or similar instrument.

     (e) "Claims Account" shall have the meaning assigned to it in section 2(a) of the Agreement.

     (f)  "Company" means United HealthCare Insurance Company.

     (g)  "Employer" means Administaff of Texas, Inc.

     (h) "Employee" means an employee or former employee of the Employer or of a member of Employer's controlled group as defined in Section 414(b) and (c) of the Internal Revenue Code of 1986, as amended, which is a participating employer under the Plan who is covered under the Plan, and a "qualified beneficiary" who is covered under the Plan pursuant to Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time ("COBRA"), except that members of a family unit who elect COBRA coverage as a single family unit shall be considered a single "Employee."

     (i) "Health Benefits" means the medical and dental benefits that are payable by the Company under the terms of the Policies. For purposes of the Agreement, overpayment and subrogation recoveries (less the percentage of each such recovery that the Company retains or is charged by its vendors for its services in pursuing the recovery) shall be included as a credit to Health Benefits. There shall be no credit to Health Benefits for any *** or other payments received by the Company from *** or other third parties in connection with *** benefits under the Plan.

          In the second and third Arrangement Months of an Arrangement Quarter, Health Benefits shall also include those Health Benefits Paid during the prior Arrangement Month to the extent that they exceeded the ***.

     (j) "Incurred" when referring to Health Benefits means that the Company has become liable for payment of such Health Benefits under a Policy.

     (k) "Investment Grade" means a debt rating of BBB- or better (in the case of Standard & Poor's) and Baa3 or better (in the case of Moody's). If the debt in question is rated by both Standard & Poor's and Moody's, such debt shall not be deemed Investment Grade for purposes of the Agreement unless the ratings provided by both rating services qualify as Investment Grade as defined herein.

     (l) "MP Administrative Services Agreement" means the Minimum Premium Administrative Services Agreement between the Employer and the Company, as amended from time to time.

     (m) "Maximum Monthly Employer Benefit Obligation" for an Arrangement Month shall be the sum of the following:

                  *** of the *** for each *** Policy
                  *** of the *** for each *** Policy

          The Maximum Monthly Employer Benefit Obligation for an Arrangement Month (other than the first Arrangement Month of an Arrangement Quarter) shall be increased by the amount by which the *** in the Arrangement Month exceeded the Health Benefits Paid in that ***.

     (n) "Minimum Premium Arrangement" and "Arrangement" mean the minimum premium payment arrangement with respect to the Policies as described in the Agreement.

     (o) "MP Premium" has the meaning assigned to it in section 3(a) of the Agreement.

     (p) "Non-MP Policy" means a policy or group contract issued by the Company providing benefits under the Plan which are not covered by the Minimum Premium Arrangement. "Non-MP Policies" refer collectively to two or more such policies, group contracts or both. Non-MP Policies are identified in Exhibit B.

     (q) "Paid" when referring to Health Benefits means that a Check for payment of the Health Benefit has been presented to and paid by the payor bank.

     (r) "Plan" has the meaning assigned to it in the recitals to the Agreement.

     (s) "Policy" means each of the following policies issued by the Company to provide Health Benefits under the Plan:

          (i)  Policy No. 701648 (DA, DB, DC, DD, CX) (""Medical Policy")

          (i)  Policy No. 701648 (DE) ("Dental Policy")

          The Medical Policy and Dental Policy are referred to collectively as "the Policies." The Employer and the Company may agree to designate another policy (or component) issued by the Company as a "Policy" hereunder, to substitute a new policy for a Policy currently designated or to remove a Policy (or component) from this definition.

     (t) "Policy Year" means each calendar year or portion thereof during which a Policy is in effect.

     (u) "Prior Policy" means Group Policy No. GP-608634 issued by Aetna Life Insurance Company to the Employer. Expenses for medical and dental benefits incurred under the Prior Policy are not covered by any of the Policies.

     (v) "Quoted Premium" means the total amount of premium the Employer would have been charged for Health Benefits of each Policy for an Arrangement Month if the provisions of the Agreement were not in effect, as determined by the Company in accordance with the terms of the Agreement. For purposes of calculating the Maximum Monthly Employer Benefit Obligation and the MP Premium during the term of the Agreement, the Quoted Premium for an Arrangement Month shall be deemed to include any adjustments authorized in Exhibit E of the MP Administrative Services Agreement in respect of previous Arrangement Months including any enrollment additions, terminations or changes in coverage not known at the beginning of the Arrangement Month to which such Quoted Premium applies. Any such adjustment shall be based on the Quoted Premium in effect for the Arrangement Month in respect of which an adjustment is made.

          The Quoted Premiums under the Policies shall be periodically reviewed and adjusted in accordance with Exhibit A to the Agreement.

     (w) "Security Deposit" has the meaning assigned in the Security Deposit Agreement.

     (x) "Security Deposit Agreement" is the Security Deposit Agreement between the Company and the Employer, as amended from time to time.

2.   INSURANCE

The Company's agreement under the Policies to insure the Employer's Employees is changed as follows:

     (a) Benefit Payments Paid during Policy Continuance. The Company shall pay from the claims account established as provided in section 2(d) below (the "Claims Account") those Health Benefits of the Policies that are Paid during the Arrangement Month and that in the aggregate are equal to or less than the Maximum Monthly Employer Benefit Obligation for the Arrangement Month. The Employer shall fund that Claims Account as provided in section 2(d) of the Agreement. For Health Benefits that are Paid prior to termination of the Policies, the Company shall pay from its own funds those Health Benefits that are Paid during an Arrangement Month to the extent that they exceed the Maximum Monthly Employer Benefit Obligation for the Arrangement Month.

     (b) Benefits Paid After Policy Termination. In the event that a Policy is terminated, the Company shall be responsible for paying from its own funds Health Benefits of such Policy that are Incurred but not Paid before such Policy terminates. The Maximum Monthly Employer Benefit Obligation does not apply to such Health Benefits.

     (c) Company's Obligation. Any Health Benefits of the Policies that are required to be paid from the Claims Account shall be paid by the Company from its own funds if the Health Benefits are not paid by another source, which may include the Employer or another funding vehicle established or maintained by the Employer for that purpose. The Employer agrees to reimburse the Company for any Health Benefits paid by the Company pursuant to this obligation.

     (d) Claims Account. The Company and the Employer shall establish and maintain those banking arrangements, including the Claims Account, described in Exhibit C to the Agreement.

          In addition to its obligations under Exhibit C, the Employer shall fund the Claims Account as necessary to enable the Company to pay in a timely manner from the Claims Account the Health Benefits described in section 2(a).

          (i) If the Employer does not maintain the banking arrangements required in this section or in Exhibit C, including any required balance, the Company will provide notice to the Employer so that it can take corrective action, and the Company may terminate the Agreement in accordance with section 4 of the Agreement.

          (ii) After a reasonable period of time as determined by the Company, the Company shall place stop payment instructions on Checks issued pursuant to the Agreement that are not Paid. The Company shall be responsible for complying with applicable abandoned property laws, if any, with respect to any Checks that are not Paid prior to the termination of the Agreement. Any amount transferred to a state in compliance with such laws shall be treated as Paid on the date that the transfer is made.

          (iii) Upon termination of the Agreement, the Claims Account shall be closed as soon as reasonably practicable after the Company determines that all Health Benefits required to be Paid from the Claims Account have been Paid, and any funds remaining in the Claims Account shall be recovered by the Employer, subject to the Company's right to offset such funds against amounts owed to it under the Minimum Premium Arrangement.

3.   PREMIUM

The amount of premium to be paid by the Employer to the Company for insurance of the Health Benefits payable under the Policies, as modified by the Agreement, is changed to be equal to the sum of (a) the MP Premium, and (b) the ***. All of the provisions of each Policy that apply to "premium" for Health Benefits of the Policy apply to the MP Premium and the ***.

     (a) MP Premium. The MP Premium for the Policies for the Arrangement Month shall be the sum of the following:

                  *** of the for each *** policy
                  *** of the for each *** policy

          The MP Premium is due on the first day of the Arrangement Month to which it applies. As provided in section 1(v) of the Agreement, the MP Premium may include any adjustments authorized in Exhibit E of the MP Administrative Services Agreement in respect of previous Arrangement Months including any additions, terminations or changes in coverage not known at the beginning of the Arrangement Month to which such MP Premium applies.

     (b) Additional Quarterly Premium. For each Arrangement Quarter, the Employer shall pay an Additional Quarterly Premium to the Company in an amount equal to ***, before the *** of the Agreement for the Arrangement Months in such Arrangement Quarter less the Health Benefits Paid by the Company from the Claims Account in such Arrangement Quarter. Such invoice shall be sent by the Company no later than *** months following the close of the Policy Year which includes the Arrangement Quarter to which such invoice relates. An Additional Quarterly Premium shall not be due with respect to any Arrangement Quarter in a Policy Year if a written invoice for such Additional Quarterly Premium is not sent by the Company to the Employer within *** months of the close of the Policy Year; provided that the Company shall not have been prevented by the Employer from exercising its right to audit the Employer as provided in section 5(c) of the MP Administrative Services Agreement. The Additional Quarterly Premium shall be paid by the Employer within *** calendar days of the date of the Company's invoice and *** provided in any Policy shall be applicable to the payment of the Additional Quarterly Premium.

4.   TERM AND TERMINATION OF THE AGREEMENT

     (a) The Agreement shall be effective as of January 1, 2002 ("Effective Date") for an initial period of twelve (12) months ("Agreement Period") and shall continue automatically for successive Agreement Periods of twelve (12) months each unless it is terminated earlier in accordance with this section 4.

     (b)  The Agreement may be terminated as follows:

          i. Either party may elect to terminate the Agreement upon the insolvency of the other, or the filing of a petition in bankruptcy by or against the other, the appointment of a receiver for the other or its property, execution of an assignment by the other for the benefit of creditors, or conviction of the other or any principal officer or manager of the other for any crime tending to adversely affect the ownership or operation of the business.

          ii. Either party may elect to terminate the Agreement as of the last day of an Arrangement Quarter by giving written notice to the other party at least 180 calendar days prior to the date of termination.

          iii. The Agreement shall automatically terminate upon the date as of which all Policies are terminated.

          iv. Either party may elect to terminate the Agreement due to a material breach of the Agreement (other than non-payment) by the other party, if notice of the breach is provided by the non-breaching party and the breach is not cured within 90 calendar days of such notice. In such event, the termination shall be effective on the date designated by the non-breaching party, which date is no earlier than the date that the non-breaching party provided notice of the breach to the breaching party.

          v. Except as provided in subparagraph vii, the Company may elect to terminate the Agreement effective on or after the first day of an Arrangement Month in which the Employer fails to (A) pay any fee, tax, premium or other amount owed under the Agreement or the MP Administrative Services Agreement, (B) pay any amounts due under the Policies (as modified by the Agreement) or under any Non-MP Policy, (C) fund the Claims Account described in section 2(d) of the Agreement, or (D) deposit any portion of the Security Deposit required by the Security Deposit Agreement.

            vi. The Company may elect to terminate the Agreement as of the date of the Employer's failure to comply with any duty described in section 6 of the MP Administrative Services Agreement, if the Company provides notice of the failure and the Employer does not cure it within *** calendar days of the notice.

            vii. Any grace period otherwise applicable under a Policy shall not apply to the MP Premium. However, the Company shall not terminate the Agreement for the Employer's failure to pay the MP Premium on the first day of the Arrangement Month if the Employer pays (a) an amount equal to *** of the total MP Premium for the previous Arrangement Month on or before the *** calendar day of the applicable Arrangement Month; and (b) the remaining balance of the MP Premium for the Arrangement Month on or before the *** calendar day of such Arrangement Month.

            viii. The Company may elect to terminate the Agreement upon written notice to the Employer immediately upon the closing of a sale to a single buyer ("Buyer") of more than 50% of voting equity securities of the Employer or of the ultimate publicly traded corporation of the Employer or a sale of all or substantially all of the assets of the Employer if:

                  (A) the Buyer is (I) CIGNA, AETNA, PacificCare, Anthem, Coventry, First Health, HealthNet, Humana, Oxford, Wellpoint, or any other Blue Cross or Blue Shield plan,
                        (II) any affiliate (as defined in clause E below) of or successor of an entity identified in (I), or (III) any other entity that has, at the time of the sale, a competitive position relative to the Company as a health insurer substantially similar to that of any of the entities named in clause (I) above as of the date the Agreement is executed;

                  (B) the debt rating on Buyer's public debt, if any, is below Investment Grade as of the day preceding the closing of the sale;

                  (C) the ultimate parent of the Buyer, if any, has not, at the time of the closing of the sale, executed a guaranty of the Employer's obligations under the Agreement substantially in the same form as section 7 of the Agreement;

                  (D) the amount deposited in the Security Deposit as of the date of closing of the sale is less than the amount then required under the Security Deposit Agreement; or

                  (E) As used in clause (A) above, an "affiliate" of an entity is an organization or entity which controls, is controlled by or is under common control with the entity to which it is an affiliate. "Control" for this purpose refers to the ownership of more than 50% of the voting power of an entity.

            ix. Except as provided in paragraph (B) below, the Employer may terminate this Agreement by giving the Company notice thereof not more than *** business days following receipt from the Company of notice of an *** of more than *** percentage points in the percentage of the *** used to calculate the MP Premium. (For example, if the percentage of the *** used to calculate the MP Premium equals ***, the Company may *** such percentage by *** percentage points to *** without triggering the Employer's termination right under this clause ix.)

                  (A) Any such termination shall be effective on the date set forth in the Employer's notice to the Company, but in any event not sooner than the date the applicable *** would otherwise be effective.

                  (B) The Employer shall not have the right to terminate the Agreement pursuant to this section 4(b)(ix) if the increase in the percentage of the Quoted Premium used to calculate the MP Premium is pursuant to section 4(c) or due to the imposition of any premium tax not included in the Quoted Premium at the time that the imposition was effected.

      (c) The Policies shall terminate upon termination of the Agreement. If one or more of the Policies may not, by its terms, be terminated as of the date that the Agreement would otherwise terminate, the Agreement shall be terminated notwithstanding the inability to terminate a Policy as of the same date, and the terms of the Policy shall remain in force, unmodified by the Agreement, until such Policy can be terminated. However, effective as of the date of the termination of the Agreement, the monthly premium due under each such Policy and Non-MP Policy shall automatically be increased ("Increased Premium") such that the sum of (i) the aggregate Increased Premiums due under such Policies and Non-MP Policies through their termination dates and
            (ii) the balance in the Security Deposit following the withdrawal described in section 4(a) of the Security Deposit Agreement, equals *** of the aggregate monthly premiums that would be payable under such policies through their termination dates in the absence of an increase.

      (d) In the event of termination of the Agreement, the Employer shall pay an Additional Quarterly Premium attributable to the Arrangement Quarter in which the Agreement terminates but only for the portion of the Arrangement Quarter during which the Agreement was in effect. Such Additional Quarterly Premium generally shall be determined and due in the manner set forth in section 3(b) of the Agreement; provided however, that the Additional Quarterly Premium attributable to any partial Arrangement Month shall be calculated based on the proration formula set forth in section 4(e) below.

      (e) If the Agreement is terminated other than at the end of an Arrangement Month, unless the Quoted Premium is itself prorated under the terms of the Policy, the Maximum Monthly Employer Benefit Obligation and the MP Premium for the month in which termination occurs shall be prorated based upon the ratio of the number of calendar days in the Arrangement Month before termination to the total number of calendar days in the Arrangement Month.

      (f) If the Agreement is terminated retroactively and any Policy remains in effect after such retroactive termination date, amounts due and paid by the parties under the Agreement after the effective date of termination shall be credited against their respective obligations under the Policy after such date.

      (g) If the Agreement is terminated, the MP Premium and the Maximum Monthly Employer Benefit Obligation for the last Arrangement Month prior to the termination date shall be adjusted as authorized in Exhibit E of the MP Administrative

            Services Agreement to include the effect of any additions, terminations or changes in coverage not reflected at the time of termination in respect of Arrangement Months prior to termination.

      (h) In the event that either party reasonably believes that any state or other jurisdiction may impose a penalty on it for proceeding with its performance under the Agreement, such party will promptly advise the other party of such belief and the basis therefor. In such event the parties agree to cooperate in good faith to resolve such matter to the satisfaction of both parties. After a good faith effort by the parties to eliminate the risk of a material penalty being imposed, if the matter is not resolved to the satisfaction of both parties, the party upon which such penalty may be imposed may immediately discontinue the Agreement's application in such state or jurisdiction by providing notice to that effect to the other party. In that event, the Agreement will continue to apply in all other states or jurisdictions.

5.    CHANGES IN MAXIMUM MONTHLY EMPLOYER BENEFIT OBLIGATION AND PREMIUM.

      (a) The Company may change the percentage of the *** used to calculate the Maximum Monthly Employer Benefit Obligation described in section 1(m) of the Agreement and/or the MP Premium described in section 3(a) of the Agreement:

            (i) effective on January 1, 2003, provided that the Company provides *** calendar days notice of the change; and

            (ii) effective on January 1, 2004 or on any subsequent January 1st, provided that the Company provides *** calendar days notice of the change.

      (b) Upon the notice provided in section 5(c), the Company also may change one or more of the following rates as provided below:

            (i) the percentage of the *** used to calculate the Maximum Monthly Employer Benefit Obligation, as described in section 1(m) of the Agreement,

            (ii) the percentage of the *** used to calculate the MP Premium, as described in section 3(a) of the Agreement,

            (iii) the Quoted Premium rate under a Policy, or

            (iv)  the monthly premium rate under a Non-MP Policy.

            Each rate described in items (i) through (iv) above is referred to in this section as "Rate" (or collectively as "Rates").

            If the total number of Employees covered by all of the Policies and Non-MP Policies changes by *** or more compared to the total number of Employees covered by all of the Policies and Non-MP Policies on the later of (x) the Effective Date of the Agreement or (y) ***, then that Rate may be changed by the Company.

      (c) The change in Rate described in subsection (b) shall be effective upon the first of the month following *** calendar days notice to the Employer in the case of a *** increase in the number of Employees covered. In the case of a *** decrease in such coverage, the change in Rate shall be effective on the date established by the Company in a notice to the Employer, but no earlier than the *** day of the next Arrangement Month following the date of the notice.

6.    REPRESENTATIONS OF THE PARTIES

      (a)   The Employer represents and warrants to Company as follows:

            (i) The Employer has full authority to execute and deliver the Agreement, the Security Deposit Agreement and the MP Administrative Services Agreement and to perform its obligations hereunder and thereunder.

            (ii) The Employer is subject to no restriction, agreement, law, judgment or decree which would prohibit or be violated by the execution and delivery hereof or the consummation of the transactions contemplated hereby. The Agreement has been duly executed and delivered by the Employer and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

            (iii) No consent, approval or other action by, or notice to, or registration or filing with, any governmental or administrative agency or authority, or any other person (other than any registration or filing made in the ordinary course of business), is required or necessary in connection with the execution, delivery and performance of the Agreement by the Employer, or the consummation by the Employer of the transactions contemplated hereby.

      (b) The Company hereby represents and warrants to the Employer as follows:

            (i) The Company has full authority to execute and deliver the Agreement, the Security Deposit Agreement and the MP Administrative Services Agreement and to perform its obligations hereunder and thereunder.

            (ii) The Company is subject to no restriction, agreement, law, judgment or decree which would prohibit or be violated by the execution and delivery hereof or the consummation of the transactions contemplated hereby. The Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

            (iii) No consent, approval or other action by, or notice to, or registration or filing with, any governmental or administrative agency or authority, or any other person (other than any registration or filing made in the ordinary course of business), is required or necessary in connection with the execution, delivery and performance of the Agreement by the Company, or the consummation by the Company of the transactions contemplated hereby.

7.    GUARANTY OF ADMINISTAFF INC.

To induce the Company to enter into the Agreement, the Policies, the Non-MP Policies and the MP Administrative Services Agreement, Administaff, Inc. guarantees that the Employer's obligations under the Agreement, the Policies, the MP Administrative Services Agreement and the Security Deposit Agreement will be punctually paid and performed. Upon default by the Employer and notice from the

Company, Administaff, Inc. will immediately make each payment or perform or cause the Employer to perform, each unpaid or unperformed obligation under the Agreement, the Policies, the Non-MP Policies, the MP Administrative Services Agreement or the Security Deposit Agreement.

8.    NOTICES

      (a) Any notice required to be given under the Agreement shall be given in writing by sending or delivering such notice to the receiving party (i) by prepaid registered or certified first class U.S. mail, return receipt requested, (ii) by overnight express courier with recipient's signature required, (iii) by hand delivery with recipient's signature required, (iv) by facsimile, provided that the other party has specifically requested that a specifically designated notice be made by facsimile, or (v) or by any other method by which the date of receipt by the party entitled to such notice may be determined. Notice shall be effective when sent.

      (b)   Notices to a party shall be sent or delivered:

            To the Company at:

            United Healthcare
            Small Business Group
            5901 Lincoln Drive
            Edina, MN  55436
            Fax:  (952) 992-7155
            Attention:  President, Small Business Group

            With a Copy to:

            United Healthcare
            Legal Department
            5901 Lincoln Drive
            Edina, MN  55436
            Fax:  (952) 992-5180
            Attention:  General Counsel

            And:

            UnitedHealthcare
            Small Business Group
            5901 Lincoln Drive
            Edina, MN  55436
            Fax:  (952) 992-7155
            Attention:  Vice President, Underwriting

            And to the Employer at:

            Administaff of Texas, Inc.
            19001 Crescent Springs Drive
            Kingwood, Texas 77339-3802
            Fax: (281)312-3350
            Attention:  Vice President of Benefits

            With a Copy to:

            Administaff of Texas, Inc.
            19001 Crescent Springs Drive
            Kingwood, Texas 77339-3802
            Fax: (281)358-6492
            Attention: General Counsel

      (c) Each party may change the person(s) designated to receive notice on behalf of such party, or the address or facsimile to which the notice shall be sent, upon written notice to the other party.

9.    CHOICE OF LAW

The Agreement shall be governed by applicable federal law and, to the extent not governed by federal law, the laws of the State of Texas.

10.   ENTIRE AGREEMENT, AMENDMENT AND WAIVER

      (a) Upon execution of the Agreement, all prior or contemporaneous letters of understanding, agreements, requests for proposal, proposals, representations, statements, negotiations and understanding, whether oral or written, are hereby terminated and superseded by the Agreement, the MP Administrative Services Agreement, the Security Deposit Agreement, the Policies and Non-MP Policies and all riders thereto.

      (b) Any amendments or modifications to the Agreement must be in writing, and must be signed by the duly authorized representatives of each party. Each party shall provide to the other a written certification of the names of those person(s) duly authorized to execute amendments or modifications on behalf of the party. Each party shall be entitled to rely on the other's certification of authority unless and until it is modified.

      (c) No term or provision of the Agreement shall be deemed waived and no breach excused unless the party claimed to have waived the term or provision or to have excused the breach does so in a signed writing.

      (d) In the event of any conflict between the terms and conditions of the Agreement, the MP Administrative Services Agreement, the Security Deposit Agreement or the Policies or Non-MP Policies, the following order of precedence shall be followed in resolving the conflict. The terms of the Security Deposit Agreement shall first control, then the Agreement, then the MP Administrative Services Agreement and lastly the Policies or Non-MP Policies, as applicable.

      (e) Termination of the Agreement shall not extinguish the rights or liabilities of either party arising prior to termination. The parties' respective rights and obligations under sections 2(d)(ii)-(iii), 4(c) through (g), 7 and Exhibit A of the Agreement shall survive termination of the Agreement.

In witness whereof, the undersigned have executed the Agreement.

ADMINISTAFF OF TEXAS, INC.                    UNITED HEALTHCARE
                                              INSURANCE COMPANY


By /s/ Howard G. Buff                         By /s/ William A. Munsell
   ---------------------------------------       -----------------------------
Authorized Signature                          Authorized Signature

Name Howard G. Buff                           Name William A. Munsell
     -------------------------------------         ---------------------------
Title Vice President - Benefits & Corp. HR    Title Senior Vice President
      ------------------------------------          --------------------------
Date 6/25/02                                  Date 6/25/02
     -------------------------------------         ----------------------------

ADMINISTAFF, INC.


By /s/ Howard G. Buff
   --------------------------------------
Authorized Signature

Name Howard G. Buff
     ------------------------------------
Title Vice President - Benefits & Corp.
      -----------------------------------
Date 6/25/02
     ------------------------------------

   EXHIBIT A - REVIEWS AND ESTABLISHMENT OF MONTHLY PAYABLE RATES AND PREMIUMS

1. The Policies. The Employer has entered into a Minimum Premium Arrangement covering each of the Company's insurance policies or HMOs that is permitted to have such an arrangement. The Arrangement covers those Policies identified in section 1(s) of the Agreement. The Company has also issued Non-MP Policies to the Employer which policies are not subject to the Minimum Premium Arrangement.

2.    Procedure for Establishing Premiums

      a. A monthly *** rate for the Policies and the Non-MP Policies collectively ("Monthly Payable Rate") is established for each Arrangement Quarter as provided in this Exhibit A. Each Arrangement Quarter, the Company sets the monthly premium for Employees covered under each Policy and Non-MP Policy based on the *** of Employees among the Policies and the Non- MP Policies in order to produce a *** rate that *** the Monthly Payable Rate for the Arrangement Quarter. (The monthly premium for each Policy corresponds to the "Quoted Premium" referenced in the Agreement.)

      b. The Monthly Payable Rate per covered Employee for the first and second quarters of 2002 shall be fixed at the rates provided below.

                  Period            Med.             Dental
                  ------            ----             ------
                  1Q 2002           $***             $***
                  2Q 2002           $***             $***

            Beginning with the third quarter of 2002, the Monthly Payable Rate shall be established as provided in section 4 of this Exhibit.

3.    Reviews of Experience under Policies and Non-MP Policies

      a. Within 90 calendar days following the end of each Arrangement Year, the Company shall review the

            Employer's aggregate experience under the Policies and the Non-MP Policies for that Arrangement Year ("Annual Review"). As part of the Annual Review, the Company shall determine whether an aggregate Deficit or Surplus exists with respect to the Policies and the Non-MP Policies based on an analysis of the Incurred Claims, Expenses and Policy Revenue for the Arrangement Year, which analysis shall be provided in a written report to the Employer within 90 calendar days of the close of such Arrangement Year. That report shall be in a form substantially similar to and contain the information described in Appendix 1 attached to this Exhibit A.

      b. Within 45 calendar days following the end of each Arrangement Quarter, the Company shall provide to the Employer a report summarizing Paid Health Benefits under the Policies by incurral month and paid health benefits under the Non-MP Policies by incurral month, Expenses and Policy Revenue for the Arrangement Quarter ("Quarterly Review").

      c. As part of the Quarterly Review, the Company shall provide to the Employer a written list of Policies and Non-MP Policies that were effective at any time during the Arrangement Quarter under review ("Current Policy List").

4.    Prospective Adjustment of Monthly Payable Rate and Premiums

      a. Beginning with the third Arrangement Quarter of 2002, the Company shall, ***, establish in advance the Monthly Payable Rate for each Arrangement Quarter. In establishing the Monthly Payable Rate for an Arrangement Quarter, the Company shall take into account any Accumulated Deficit or Accumulated Surplus, but shall not be required to *** of any Accumulated Deficit or Accumulated Surplus in the Monthly Payable Rate of a single Arrangement Quarter. The Company shall notify the Employer of the Monthly Payable Rate for the third Arrangement Quarter of 2002 by May 31, 2002, for the fourth Arrangement Quarter of 2002 by August 31, 2002, and for the first Arrangement Quarter of 2003 by October 31, 2002. For all subsequent Arrangement Quarters, the Company shall notify the Employer of the applicable Monthly Payable Rate at least 90 calendar days in advance of the start of the Arrangement Quarter.

      b. The Company is authorized, ***, to revise the premium of any Policy or Non-MP Policy for each Arrangement Quarter so as to result in a *** rate for all Policies and Non-MP Policies that *** the revised Monthly Payable Rate for that Arrangement Quarter.

5.    Termination Review

      a. Upon termination of the Agreement, the Company shall provide a two-step termination review, substantially in the form of the Annual Review ("Termination Review"). The two steps in the Termination Review shall be:

            i. Within 10 calendar days after the termination of the Agreement, the Company shall determine the Accumulated Deficit or Accumulated Surplus as of the date of the termination of the Agreement ("Initial Termination Review").

            ii. Within 195 calendar days after the termination of the Agreement and all Policies and Non-MP Policies (except those issued to a Client as well as, or instead of, to the Employer), the Company shall determine the Accumulated Deficit or Accumulated Surplus as of the end of the last Arrangement Quarter (or Partial Arrangement Quarter) ("Final Termination Review").

      b. In calculating the Accumulated Deficit or Accumulated Surplus for purposes of the Termination Review, "Non-MP Policies" shall include those policies or group contracts issued by the Company that were but are no longer covered by the Minimum Premium Arrangement.

      c. If the Final Termination Review demonstrates an Accumulated Surplus, the Company shall pay to the Employer an amount equal to the Accumulated Surplus within 10 calendar days after the completion of the Final Termination Review.

      d. If the Initial Termination Review and/or Final Termination Review demonstrates an Accumulated Deficit, the Company shall have such rights to the balance in the Security Deposit as described in the Security Deposit Agreement.

6.    Definitions

      For the purpose of this Exhibit A and the Security Deposit Agreement, terms with initial capitals have the meanings set forth in the Agreement, except as set forth in this section as follows:

a.    "Accumulated Deficit" means, as of the last day of an Arrangement Period
      (i) the sum of the Deficits, if any, for such Arrangement Period and all preceding Arrangement Periods, reduced by (ii) the sum of the Surpluses for all preceding Arrangement Periods, provided, however, that a Deficit or Surplus shall not be counted twice in the case of overlapping Arrangement Periods.

b.    "Accumulated Surplus" means, as of the last day of an Arrangement period
      (i) the sum of the Surpluses, if any, for such Arrangement Period and all preceding Arrangement Periods, reduced by (ii) the sum of the Deficits for all preceding Arrangement Periods, provided, however, that a Deficit or Surplus shall not be counted twice in the case of overlapping Arrangement Periods.

c.    "Annual Review" has the meaning set forth in section 3(a) of this Exhibit
      A.

d. "Arrangement Period" means, as the context indicates, either an Arrangement Year or Arrangement Quarter, or Partial Arrangement Quarter.

e. "Arrangement Year" means each calendar year during the period that both a Policy and the Agreement are in effect.

f. "Claims Recognition Date" means the 180th day following the end of the last Arrangement Quarter (or Partial Arrangement Quarter).

g. "Deficit" means, with respect to an Arrangement Period, the excess of (i) Incurred Claims plus Expenses for such Arrangement Period, over (ii) the Policy Revenue for such Arrangement Period.

h. "Expenses" means, for an Arrangement Period, the sum of (i) the applicable Expense Percentage multiplied by the *** paid under the Policies and the monthly premiums paid under the Non-MP Policies for that Arrangement Period, and (ii) actual premium taxes and assessments paid with respect to the Policies and the Non-MP Policies during the Arrangement Period. The Expense Percentage for the Dental Policies and the Non-MP Policies providing dental benefits is ***. The Expense Percentage for the Medical Policies and the Non-MP Policies providing medical benefits is ***. The Company shall adjust the Expense Percentage for any Arrangement Quarter for which the percentage of the *** used to calculate the MP Premium has been changed pursuant to section 5 of the Agreement. The Company shall notify the Employer of an adjustment to the Expense Percentage at the same time that it provides the notice required under section 5 of the Agreement.

i. "IBNR Reserve" means the amount actuarially determined by the Company, ***, as a reserve for Incurred Health Benefits that are paid after the date of termination of the Policies and incurred health benefits that are paid after termination of the Non-MP Policies. For purposes of the Final Termination Review, the IBNR Reserve shall be (A) reduced by *** Overpayments (as defined in section 2(d) of the MP Administrative Services Agreement) recoveries under the Policies and Non-MP Policies *** to be received after the Claims Recognition Date and (B) calculated as of the Claims Recognition Date and shall not include Health Benefits or Non-MP Policy health benefits that are included in the calculation of Incurred Claims as Paid Health Benefits under the Policies and paid health benefits under the Non-MP Policies.

j. "Incurred Claims" means, with respect to an Arrangement Period (or Partial Arrangement Quarter), the sum of (i) Paid Health Benefits under the Policies and paid health benefits under the Non-MP Policies and (ii) any actuarially appropriate adjustments made by the Company, ***, to the

      IBNR Reserve for such Arrangement Period (including establishment of the IBNR Reserve in the first Arrangement Quarter). For purposes of the Final Termination Review, item (i) of the preceding sentence shall include Health Benefits Paid under the Policies and health benefits paid under the Non-MP Policies through the Claims Recognition Date. Unless Overpayments recoveries have already been credited to Health Benefits, Incurred Claims shall be reduced by Overpayments (as defined in section 2(d) of the MP Administrative Services Agreement) recoveries under the Policies and Non-MP Policies received during the applicable Arrangement Period (and received prior to the Claims Recognition Date in the case of termination of the Agreement).

k. "Partial Arrangement Quarter" means that period between the end of the last complete Arrangement Quarter under the Agreement and the termination of the last Policy or Non-MP Policy, whichever is later.

l.    "Policy Revenue" means, with respect to an Arrangement Period, the sum of
      (i) the MP Premiums paid with respect to such Arrangement Period for the Policies, (ii) the monthly premiums paid under the Non-MP Policies, (iii) *** Maximum Monthly Employer Benefit Obligation amounts for the Arrangement Months in the Arrangement Period before the *** of the Agreement) for an Arrangement Quarter therein, and (iv) the Additional Quarterly Premium paid by the Employer with respect to the Policies for the Arrangement Period. Any withdrawals made by the Company from the Security Deposit during such Arrangement Period shall be credited as Policy Revenue.

m. "Quarterly Review" has the meaning set forth in section 3(b) of this Exhibit A.

n. "Surplus" means, with respect to an Arrangement Period, the excess of (i) Policy Revenue for such Arrangement Period, over (ii) the sum of Incurred Claims and Expenses for such Arrangement Period.

o. "Termination Review" has the meaning set forth in section 5(a) of this Exhibit A.

APPENDIX 1 TO EXHIBIT A: ADMINISTAFF ANNUAL MEDICAL ACCOUNTING
                                                                      24-Jun-02
1ST QUARTER 2002 ESTIMATE

                                                                                     HMO          PPO                      Total
                                                                                     ---          ---                      -----
(A)    Quoted Premium                                                               $***         $***                       $***

(B)    Monthly Premium                                                              $***         $***

       Employee Lives      Jan                                                       ***          ***                        ***
                           Feb                                                       ***          ***                        ***
                           Mar                                                       ***          ***                        ***
(C)                        1st Quarter                                               ***          ***                        ***
       Total

(D)    Quarterly Total of Monthly Premium                              (BxC)        $***         $***                       $***

(E)    Maximum Monthly Employer Benefit Obligation/Employee                                      $***

(F)    Maximum Quarterly Employer Benefit Obligation                   (ExC)                     $***

(G)    Claims Presented Through Bank Account During Quarter                                      $***

(H)    Additional Quarterly Premium                                     ***                      $***

(I)    Total Quarterly Premiums                                        (D+H)        $***         $***                       $***
       (Note that all four quarters will be presented to arrive at)
(I.1)  Total Annual Premiums

(J)    Total Quarterly Administaff Costs                               (G+I)        $***         $***                       $***
       (Note that all four quarters will be presented to arrive at)
(J.1)  Total Annual Administaff Costs

(K)    Total Quarterly Administaff Costs/Employee                      (J/C)        $***         $***                       $***
       (Note that all four quarters will be presented to arrive at)
(K.1)  Total Annual Administaff Costs/Employee

---------------------------------------------------------------------------------------------------------------------------------

(L)    Claims Processed or Presented During Year                                    $***         $***                       $***

(M)    Prior Year IBNR                                                              $***         $***                       $***

(N)    Current Year IBNR                                                            $***         $***                       $***

(O)    Change in IBNR                                                  (N-M)        $***         $***                       $***

(P)    Total Annual Incurred Claims                                    (L+O)        $***         $***                       $***

(Q)    Administration @ *** of Annual Administaff Costs                ***          $***         $***                       $***

(R)    Premium Tax (Est. HMO=1.0%, PPO 1.75%)                          (I.1x1.0%
                                                                       or 1.75%)    $***         $***                       $***

(S)    Total Annual Medical Program Costs                              (P+Q+R)      $***         $***                       $***

(T)    Annual Surplus or Deficit                                       (S-J.1)      $***         $***                       $***

       Note: Reference to Quarterly is for illustrative purposes only as are the amounts reflected. Annual Appendix will reflect 12 months/4 quarters activity. *** The Additional Quarterly Premiums collected for PPO enrollees are subject to premium tax. ***

                           EXHIBIT B - NON-MP POLICIES

The insurance policies, HMO contracts and similar arrangements on the following list are considered "Non-MP Policies" for purposes of the Agreement. Such list shall be deemed modified by the Current Policy List provided by the Company as part of the Quarterly Review, unless the Employer objects within 30 calendar days of receipt.


UNET POLICY
  NUMBER                     MARKET                      EFFECTIVE DATE     TERMINATION DATE
-----------                  ------                      --------------     ----------------
701648A          Select HMO - Downstate New York            01/01/02
701648B          Select HMO - New Jersey                    01/01/02
701648C          Select HMO - Illinois                      01/01/02
701648D          Select HMO - Texas                         01/01/02
701648E          Select HMO - Upstate New York              01/01/02
701648F          Choice HMO - Florida                       01/01/02
701648G          Choice HMO - Arizona                       01/01/02
701648H          Choice HMO - Ohio                          01/01/02
701648I          Choice HMO - Georgia                       01/01/02
701648J          Choice HMO - Kentucky                      01/01/02
701648K          Choice HMO - Texas                         01/01/02
701648L          Choice HMO - Utah                          01/01/02
701648M          Choice HMO - Missouri                      01/01/02
701648N          Choice HMO - Arkansas                      01/01/02
701648P          Choice HMO - Mississippi                   01/01/02
701648Q          Choice HMO - District of Columbia          01/01/02
701648R          Choice HMO - Virginia                      01/01/02
701648S          Choice HMO - Tennessee                     01/01/02
701648T          Choice HMO - Louisiana                     01/01/02
701648U          Choice HMO - Colorado                      01/01/02
701648V          Choice HMO - Alabama                       01/01/02
701648Y          EPO - Wisconsin                            01/01/02

PRIME POLICY
  NUMBER                  POLICYHOLDER                   EFFECTIVE DATE     TERMINATION DATE
-----------               ------------                   --------------     ----------------
0247936                       ***                           01/01/02
0247974                       ***                           01/01/02
0247977                       ***                           01/01/02             03/01/02
0247989                       ***                           01/01/02
0247996                       ***                           01/01/02
0248003                       ***                           01/01/02
0248006                       ***                           01/01/02
0248026                       ***                           01/01/02
0248030                       ***                           01/01/02
0248035                       ***                           01/01/02
0248041                       ***                           01/01/02
0248056                       ***                           01/01/02
0248063                       ***                           01/01/02
0248110                       ***                           01/01/02
0248128                       ***                           01/01/02
0248131                       ***                           01/01/02
0248133                       ***                           01/01/02
0248135                       ***                           01/01/02
0248144                       ***                           01/01/02
0248151                       ***                           01/01/02
0248163                       ***                           01/01/02
0248165                       ***                           01/01/02
0248197                       ***                           01/01/02
0248208                       ***                           01/01/02
0248241                       ***                           01/01/02
0248263                       ***                           01/01/02
0248271                       ***                           01/01/02
0248291                       ***                           01/01/02
0248306                       ***                           01/01/02
0248314                       ***                           01/01/02
0248324                       ***                           01/01/02

PRIME POLICY
  NUMBER                  POLICYHOLDER                   EFFECTIVE DATE     TERMINATION DATE
-----------               ------------                   --------------     ----------------
0248325                       ***                           01/01/02
0248339                       ***                           01/01/02
0248346                       ***                           01/01/02
0248352                       ***                           01/01/02
0248370                       ***                           01/01/02
0248371                       ***                           01/01/02
0248372                       ***                           01/01/02
0248373                       ***                           01/01/02
0248374                       ***                           01/01/02
0248375                       ***                           01/01/02
0248376                       ***                           01/01/02
0248379                       ***                           01/01/02
0248382                       ***                           01/01/02
0248384                       ***                           01/01/02
0248388                       ***                           01/01/02
0248390                       ***                           01/01/02
0248396                       ***                           01/01/02
0248399                       ***                           01/01/02
0248404                       ***                           01/01/02
0248405                       ***                           01/01/02
0248407                       ***                           01/01/02
0248408                       ***                           01/01/02
0248409                       ***                           01/01/02
0248410                       ***                           01/01/02
0248411                       ***                           01/01/02
0248412                       ***                           01/01/02
0248413                       ***                           01/01/02
0248414                       ***                           01/01/02
0248415                       ***                           01/01/02
0248416                       ***                           01/01/02
0248417                       ***                           01/01/02

PRIME POLICY
  NUMBER                  POLICYHOLDER                   EFFECTIVE DATE     TERMINATION DATE
-----------               ------------                   --------------     ----------------
0248418                       ***                           01/01/02
0248421                       ***                           01/01/02
0248429                       ***                           01/01/02
0248433                       ***                           01/01/02             01/01/02
0248442                       ***                           01/01/02
0248457                       ***                           01/01/02
0248463                       ***                           01/01/02
0248466                       ***                           01/01/02
0248473                       ***                           01/01/02
0248474                       ***                           01/01/02
0248478                       ***                           01/01/02
0248480                       ***                           01/01/02
0248486                       ***                           01/01/02
0248494                       ***                           01/01/02
0248495                       ***                           01/01/02
0248497                       ***                           01/01/02
0248501                       ***                           01/01/02
0248516                       ***                           01/01/02
0248519                       ***                           01/01/02
0248521                       ***                           01/01/02
0248524                       ***                           01/01/02
0248528                       ***                           01/01/02
0248532                       ***                           01/01/02
0250136                       ***                           01/01/02
0250197                       ***                           07/01/02
0250201                       ***                           01/01/02
0250656                       ***                           01/01/02
0250657                       ***                           01/01/02
0250658                       ***                           02/01/02
0250659                       ***                           02/01/02
0250660                       ***                           01/01/02

PRIME POLICY
  NUMBER                  POLICYHOLDER                   EFFECTIVE DATE     TERMINATION DATE
-----------               ------------                   --------------     ----------------
0250669                       ***                           02/15/02
0252657                       ***                           03/01/02
0252926                       ***                           03/01/02
0253683                       ***                           03/01/02
0253774                       ***                           03/01/02
0253775                       ***                           03/01/02
0253778                       ***                           02/27/02
0254553                       ***                           04/01/02
0254678                       ***                           04/01/02
0254741                       ***                           04/01/02
0255675                       ***                           04/01/02
0255701                       ***                           04/01/02
0255709                       ***                           04/01/02            04//01/02
0256410                       ***                           02/04/02            02/04/02
0256498                       ***                           02/04/02
0256505                       ***                           04/01/02
0257668                       ***                           04/15/02
0261873                       ***                           06/01/02
0262606                       ***                           07/01/02
0262614                       ***                           06/01/02
0262666                       ***                           06/01/02
0250579                       ***                           01/16/02
0250671                       ***                           01/22/02            03/04/02
0251016                       ***                           01/13/02
0256129                       ***                           03/01/02
0256904                       ***                           01/01/02
0256960                       ***                           03/20/02            06/01/02
0257422                       ***                           03/26/02
0257424                       ***                           04/09/02            04/09/02
0259230                       ***                           04/02/02
0259740                       ***                           04/14/02

PRIME POLICY
  NUMBER                  POLICYHOLDER                   EFFECTIVE DATE     TERMINATION DATE
-----------               ------------                   --------------     ----------------
0260298                       ***                           04/02/02
0260303                       ***                           04/16/02

                           EXHIBIT C - MINIMUM PREMIUM
                     FINANCIAL AGREEMENT BANKING ARRANGEMENT



December 11, 2001

UnitedHealth Group
Kevin Kerlejza, Director Treasury Operations
450 Columbus Boulevard
Hartford, CT 06115-0450

RE:  Benefits Account Establishment

Dear Kevin Kerlejza:

UnitedHealthcare and Administaff of Texas, Inc. have entered into an Insured Minimum Premium Arrangement whereby various affiliates of UnitedHealthcare will administer benefits pursuant to the provisions of Administaff of Texas Inc. benefits plan. In connection with that arrangement, UnitedHealthcare's standard procedure is to have the customer establish a bank account from which UnitedHealthcare affiliates draw to pay claims. We have requested that, as to the Administaff of Texas, Inc.'s Benefit plan, UnitedHealthcare affiliates instead make claims payments from a UnitedHealthcare account at J.P. Morgan Chase Bank (Bank) into which Administaff of Texas, Inc. will deposit funds. This is to advise you that UnitedHealthcare and its affiliates are indemnified and held harmless by Administaff of Texas, Inc. for any and all federal, state, local or other governmental demand, charge or tax (by whatever named called) assessed against or imposed upon them arising out of UnitedHealthcare's establishing a bank account as requested by Administaff of Texas, Inc. and or making such payments as aforesaid. This account will be known as:
UnitedHealthcare Administered Plan for Administaff of Texas, Inc. - Medical/Dental Benefits Account.

The benefits account will be used to pay benefits covered under the Administaff of Texas, Inc.'s health plan. Drafts in payment of these benefits will be drawn by UnitedHealthcare. The benefits account will maintain a standing balance determined by UnitedHealthcare to cover the one day assignment lag due to next day presentments.

We will be funding the benefits account at J. P. Morgan Chase Daily via a Wire Transfer initiated by UnitedHealthcare.

UnitedHealth Group
Page 2

Funding for the account will be from the bank account shown below:

         Bank Name:                 JPMorgan Chase

         Bank Address:              717 Travis Street, Houston, TX 77002

         Bank ABA Routing #:        113000609

         Bank Account Name          Administaff Companies, Inc.

         Bank Account Number:       ***

         Bank Contact:              Valerie Luecke


Bank Statements should by mailed to:
Holly Jackson
19001 Crescent Springs Drive
Kingwood, TX 77339

Notification of Amount of Request should be Faxed to:
Ellen Reason or Linda Trammel,  Fax:  281-348-3747
Phone:  281-348-3986

Monthly Banking Reports should be mailed to:
Holly Jackson
19001 Crescent Springs Drive
Kingwood, TX 77339



Sincerely,

/s/ Douglas S. Sharp

Douglas S. Sharp
VP Finance/Controller

CC: UnitedHealthcare
    JP Morgan Chase


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